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                                                                   Exhibit 10.55

                                   AMENDMENT NO. 1

                         LOUISVILLE GAS AND ELECTRIC COMPANY
                              NONQUALIFIED SAVINGS PLAN


    WHEREAS Louisville Gas and Electric Company (hereinafter referred to as the "Company") established the Louisville Gas and Electric Company Nonqualified Savings Plan (hereinafter referred to as the "Plan"), effective January 1, 1992; and

    WHEREAS the Company reserved the right in Section 11.4 of the Plan to amend said Plan by action of its Board of Directors; and

    WHEREAS the Company is now desirous of amending said Plan to reflect the formation of a new subsidiary corporation;

    NOW, THEREFORE, Section 2.5 of the Plan is amended to read as follows, effective January 1, 1992:

    "Section 2.5   COMPANY.   'Company' means Louisville Gas and Electric
                   Company, LG&E Energy Corp., and LG&E Energy Systems
                   Inc., all Kentucky Corporations, and any subsidiary or affiliated companies authorized by the Board of Directors to participate in this Plan."

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    IN WITNESS WHEREOF, Louisville Gas and Electric Company has caused this
Amendment No. 1 to be executed by its President an dits corporate seal to be affixed by the Secretary, both duly authorized, this 4th day of March, 1992, but to be effective January 1, 1992.

Attest:  (SEAL)                        LOUISVILLE GAS AND ELECTRIC
                                       COMPANY

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